Exhibit 99.1

Cendant Corporation Completes Spin-Offs of Realogy Corporation and Wyndham

Worldwide Corporation

Cendant Stockholders Receive Dividend of Realogy and Wyndham Worldwide Shares

As of the Close of Business Today

NEW YORK, July 31, 2006—Cendant Corporation (NYSE: CD) announced today that it has completed the spin-offs of Realogy Corporation (NYSE: H) and Wyndham Worldwide Corporation (NYSE: WYN). The Company distributed 100% of the common stock of its Realogy Corporation and Wyndham Worldwide Corporation subsidiaries as of the close of business today to Cendant stockholders of record as of July 21, 2006.

As previously announced, Cendant distributed one share of Realogy common stock for every four shares of Cendant common stock outstanding as of the record date, and one share of Wyndham Worldwide common stock for every five shares of Cendant common stock outstanding as of the record date. Fractional shares of Realogy or Wyndham Worldwide common stock will not be distributed and any Cendant stockholder entitled to receive a fractional share will instead receive a cash payment.

As previously indicated, the distributions have been structured to qualify as tax-free stock dividends to Cendant stockholders for U.S. federal income tax purposes. Cash received in lieu of fractional shares, however, will be taxable.

Cendant currently has approximately 1.0 billion shares outstanding. Based on the distribution ratio, approximately 250 million shares of Realogy common stock and approximately 200 million shares of Wyndham Worldwide common stock have been distributed to Cendant stockholders.

Cendant also reiterated that it has submitted several proposals to be considered at its annual stockholders meeting scheduled for August 29, 2006, including one to change Cendant’s name to Avis Budget Group, Inc. and another to authorize a 1-for-10 reverse stock split of Cendant’s common stock to reduce the number of Cendant shares outstanding to approximately 100 million.

As announced on June 30, 2006, Cendant entered into a definitive agreement to sell its Travelport subsidiary to The Blackstone Group and confirmed that it will use the net proceeds from such sale (after taxes, fees and expenses and retirement of Travelport’s borrowings) to reduce the indebtedness allocated to Realogy and Wyndham Worldwide. Cendant reiterated that the completion of the sale of its Travelport subsidiary to The Blackstone Group is subject to satisfaction of customary conditions and is expected to occur in August 2006.

Because Cendant common stock continued to trade “regular-way” (inclusive of the Realogy and Wyndham Worldwide distributions) on the New York Stock Exchange (the “NYSE”) through the distribution date, any holder of Cendant common stock who sold shares in the “regular way” market prior to the close of business on July 31, 2006 also sold the related entitlement to receive shares of Realogy or Wyndham Worldwide common stock in respect of such shares.

No action is required by Cendant stockholders to receive their Realogy or Wyndham Worldwide common stock. Cendant stockholders who hold Cendant common stock as of the record date will receive a book-entry account statement reflecting their ownership of Realogy and Wyndham Worldwide common stock or their brokerage account will be credited for the shares.

The distribution of the Realogy and Wyndham Worldwide shares were made as described in the applicable Information Statement relating to such securities, which have been filed with the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. The Company cannot provide any assurances that the proposed sale of the travel distribution services division, Travelport will be completed, nor can it give assurances as to the terms on which such transaction will be consummated. The sale of Travelport is subject to certain conditions precedent as described in the Purchase Agreement relating to the sale.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: risks inherent in the agreement to sell Travelport including risks related to borrowings and costs related to the proposed transaction; increased demands on Cendant’s management teams as a result of the proposed transaction; changes in business, political and economic conditions in the U.S. and in other countries in which Cendant and its companies currently do business; changes in governmental regulations and policies and actions of regulatory bodies; changes in operating performance; and access to capital markets and changes in credit ratings, including those that may result from the proposed transaction. Other unknown or unpredictable factors also could have material adverse effects on Cendant’s and its companies’ performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Cendant’s Form 10-K for the year ended December 31, 2005, Cendant’s Form 10-Q for the three months ended March 31, 2006, Realogy Corporation’s Registration Statement on Form 10 and Wyndham Worldwide Corporation’s Registration Statement on Form 10, including under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

About Cendant Corporation

Cendant is now comprised of its Travelport and Avis Budget Group businesses.

About Realogy Corporation

Realogy Corporation is the world’s largest residential real estate brokerage franchisor, the largest U.S. residential real estate brokerage firm, a leading global provider of outsourced employee relocation services, and a provider of title and settlement services. Realogy’s brands include Century 21, Coldwell Banker, Coldwell Banker Commercial, ERA, Sotheby’s International Realty, NRT Incorporated, Cartus and Title Resource Group. Realogy is headquartered in Parsippany, NJ and has more than 15,000 employees.

About Wyndham Worldwide Corporation

Wyndham Worldwide is one of the world’s largest hospitality companies offering individual consumers and business-to-business customers a broad suite of hospitality products and services including lodging; vacation exchange and rental services; and vacation ownership interests in resorts. Wyndham Worldwide is headquartered in Parsippany, NJ, and is supported by approximately 28,800 employees around the world.

Media Contacts:

Elliot Bloom, Cendant Corporation

(212) 413-1832

Mark Panus, Realogy Corporation

(973) 407-7215

Investor Contacts:

Sam Levenson, Cendant Corporation

(212) 413-1834

Henry A. Diamond, Realogy Corporation

(212) 413-1920

Margo C. Happer, Wyndham Worldwide Corporation

(973) 496-2705